UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street
New York, New York 10036
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 771-0505

505 Fifth Avenue
New York, New York 10017
(Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CIT Group Inc., (the “Company”) has revised the compensation structure for its chief executive officer, John A. Thain. For 2010, Mr. Thain received bi-monthly grants of restricted stock units with an annualized value of $5.5 million (often referred to as ”stock salary”). For 2011, the Company has eliminated the stock salary component of Mr. Thain’s compensation and in its place has approved a one-time grant of $5.5 million of restricted stock units, the terms of which will be consistent with restricted stock units granted to other employees. Additionally, for 2011, Mr. Thain will be eligible for a discretionary cash incentive award based on 2011 performance with a target value of $1.5 million. Mr. Thain’s 2011 annual cash salary of $500,000 and total target compensation remains consistent with 2010.

Section 8 – Other Events

Item 8.01. Other Events.

In light of the December 16, 2010, passing of Arthur B. Newman, director and chairman of our Compensation Committee, the Board of Directors of the Company has appointed Seymour Sternberg as chairman and Vice Admiral John Ryan as an additional member of the Company’s Compensation Committee.

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President and
Chief Financial Officer

Dated: January 21, 2011